 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2025 (May 16, 2025)
The Pennant Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38900	83-3349931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 E Riverside Drive, Suite 150,
Eagle, ID 83616

(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code: (208) 506-6100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PNTG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Pennant Group, Inc. (the “Corporation”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 16, 2025. The number of issued and outstanding shares of the Corporation’s common stock entitled to vote at the Annual Meeting was 34,722,287. These shares were issued and outstanding as of March 18, 2025, which was the record date for the Annual Meeting. There were present at the Annual Meeting, either in person or by proxy, 28,085,566 shares of the Corporation’s common stock. The matters voted upon at the Annual Meeting and the results of the votes were as follows:

1.The two nominees named below were elected by a majority of votes cast to serve as Class III directors of the board of directors, to serve until the 2028 Annual Meeting and until a successor is elected and qualified, and the voting results were as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stephen M.R. Covey	17,627,587	8,061,411	26,122	2,370,446
Suzanne D. Snapper	25,659,115	28,164	27,841	2,370,446

2.The amendment to the certificate of incorporation to reflect Delaware law provisions regarding officer exculpation was approved by a majority of the outstanding stock entitled to vote, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes[1]
23,456,445	2,243,981	14,694	2,370,446

3.The Amended and Restated Pennant Group, Inc. 2019 Omnibus Incentive Plan was approved by a majority of shares present and entitled to vote at the meeting, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,855,337	2,844,955	14,828	2,370,446

4.The selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025, was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions
28,067,166	3,454	14,946

5.The compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved on an advisory basis, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,745,276	6,947,663	22,181	2,370,446

____________________________________
1 Abstentions and broker non-votes were counted as shares entitled to vote and had the same effect as votes against the proposal.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2025	THE PENNANT GROUP, INC.
	By:	/s/ KIRK S. CHENEY
Kirk S. Cheney
Corporate Secretary